                                 EXHIBIT 99.21






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[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

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DEAL NAME:                   POPULAR 5005-5 - GROUP II ONLY

DETAILED COLLATERAL INFO

                                                                  % OF
                            # OF                        AVG.      GROUP
                           LOANS       BALANCE        BALANCE    BALANCE    WAC    WALA   WARM   FICO    OLTV    CLTV     DTI
                           ---------------------------------------------------------------------------------------------------
Aggregate                  2,271   446,191,829.00   196,474.00    100.00   7.084      2    358    632   83.11   88.69    42.97

CURRENT BALANCE
<$50k                         11       491,938.22    44,721.66      0.11   8.214      1    359    598   73.65   78.29    36.94
50-75k                       157    10,384,466.91    66,143.10      2.33   7.673      2    358    618   83.59   89.91    39.68
75.01-100k                   218    19,423,191.10    89,097.21      4.35   7.331      2    358    623   82.70   90.25    40.28
100.01-200K                1,024   151,311,220.27   147,764.86     33.91   7.161      2    358    628   83.58   89.48    42.19
200.01-300K                  504   124,023,704.59   246,078.78     27.80   7.002      2    358    631   82.84   87.99    43.11
300.01-400K                  230    79,351,063.40   345,004.62     17.78   7.023      2    358    633   83.35   88.73    44.27
400.01-500K                   98    43,987,319.91   448,850.20      9.86   7.018      2    358    641   83.13   88.29    44.87
500.01-1,000,000              29    17,218,924.54   593,756.02      3.86   6.786      2    358    662   80.27   85.56    43.31
1,000,000.01 - 1,250,000       -                -            -         -       -      -      -      -       -       -        -
1,250,000.01 - 1,500,000       -                -            -         -       -      -      -      -       -       -        -
1,500,000.01 +                 -                -            -         -       -      -      -      -       -       -        -

FICO
NA
<600                         644   119,036,876.97   184,839.87     26.68   7.659      2    358    562   79.83   82.04    43.34
601-619                      276    49,238,384.34   178,399.94     11.04   7.064      2    358    610   82.46   89.32    43.34
620-639                      405    81,180,972.11   200,446.84     18.19   6.914      2    358    630   84.56   91.85    42.69
640-659                      354    70,351,150.31   198,732.06     15.77   6.921      2    358    650   84.34   92.29    42.97
660 - 679                    244    49,833,709.34   204,236.51     11.17   6.818      2    358    668   85.66   91.06    43.43
680-699                      148    30,517,741.49   206,200.96      6.84   6.760      2    358    689   85.97   91.14    42.16
700-719                       81    17,066,759.77   210,700.74      3.82   6.685      2    358    708   82.98   91.79    42.09
720+                         119    28,966,234.61   243,413.74      6.49   6.662      2    358    753   83.37   88.94    42.31

LTV
80                         1,098   208,223,707.39   189,639.08     46.67   6.927      2    358    642   80.00   91.46    43.60
80.01-85                     173    37,964,965.98   219,450.67      8.51   7.082      2    358    607   84.45   84.45    41.27
85.01-90                     295    62,598,281.27   212,197.56     14.03   7.226      2    358    629   89.64   89.66    43.48
90.01-95                      97    19,585,866.43   201,916.15      4.39   7.382      2    358    641   94.57   94.57    42.28
95.01-100                    279    48,580,674.47   174,124.28     10.89   7.190      2    358    663   99.72   99.72    42.70
100.01+

Cash Out                   1,259   259,142,382.82   205,831.92     58.08   7.117      2    358    618   83.01   85.84    43.06
2-4 family                   113    31,106,539.05   275,279.11    100.00   7.284      2    358    621   79.98   83.54    45.31
Investment & 2nd home         63    11,362,081.09   180,350.49    100.00   7.686      2    358    665   82.62   84.55    40.75

CA                           172    53,651,353.57   311,926.47     12.02   6.970      2    358    641   80.19   87.76    43.78
NY                           122    39,290,259.90   322,051.31      8.81   7.270      2    358    602   78.64   81.69    45.15
MA                            56    14,614,853.33   260,979.52      3.28   6.892      2    358    626   80.63   85.05    43.87
GA                            58     9,724,320.19   167,660.69      2.18   7.146      2    358    627   84.98   90.15    40.40

Full Doc                   1,412   259,829,636.56   184,015.32     58.23   6.951      2    358    621   84.68   88.46    42.86
Stated Doc                   838   180,461,240.47   215,347.54     40.44   7.272      2    358    647   80.85   89.05    43.26
Lite Doc                      21     5,900,951.91   280,997.71    100.00   7.206      2    358    631   83.14   88.00    39.28

IO                           624   150,647,256.80   241,421.89     33.76   6.786      2    358    653   83.54   90.29    42.85
2nd lien                       -                -            -         -       -      -      0      -       -       -        -
Loans w/ silent 2nds         678   127,872,269.77   188,602.17     28.66   6.879      2    358    649   79.80   99.28    43.64

DTI:
LT 40                        698   123,243,849.06   176,567.12     27.62   7.093      2    358    632   82.78   87.76    32.87
40 - 45                      523   102,556,713.05   196,093.14     22.98   7.008      2    358    638   83.12   89.39    42.46
45 - 50                      780   161,174,346.21   206,633.78     36.12   7.100      2    358    632   83.20   88.80    47.65
50 - 55                      251    55,260,124.71   220,159.86     12.38   7.144      2    358    621   83.59   89.39    51.91
55+                           19     3,956,795.91   208,252.42      0.89   7.314      2    358    605   83.20   85.68    56.08

                                        % OF     % SINGLE
                           % OF FULL   PRIMARY   FAMILY &   % OF IO   % SILENT
                               DOC      OWNER       PUD      LOANS       2NDS
                           ---------------------------------------------------
Aggregate                     58.22     97.454    86.994     22.39      19.47

CURRENT BALANCE
<$50k                         82.33    100.00     82.79          -      19.50
50-75k                        69.89     94.08     93.70       4.75      31.19
75.01-100k                    70.22     96.09     91.63      13.64      38.02
100.01-200K                   66.06     97.77     89.37      25.35      29.81
200.01-300K                   57.30     97.42     87.69      36.19      26.19
300.01-400K                   47.66     99.15     84.44      46.21      27.32
400.01-500K                   46.30     94.91     77.86      40.12      28.03
500.01-1,000,000              54.12     97.10     87.03      57.80      32.20
1,000,000.01 - 1,250,000          -         -         -          -          -
1,250,000.01 - 1,500,000          -         -         -          -          -
1,500,000.01 +                    -         -         -          -          -

FICO
NA
<600                          74.49     99.05     85.63      13.98      11.61
601-619                       65.62     97.52     89.07      26.96      35.83
620-639                       58.98     98.96     88.90      40.02      37.03
640-659                       44.05     97.61     86.67      47.11      40.36
660 - 679                     52.33     94.83     89.77      41.44      27.47
680-699                       45.86     93.74     82.33      41.67      25.30
700-719                       33.78     97.78     82.78      52.09      45.67
720+                          48.81     94.43     87.12      44.32      30.22

LTV
80                            45.47     98.28     87.35      39.10      59.05
80.01-85                      67.76     97.11     83.54      30.64       0.00
85.01-90                      65.96     93.89     88.28      33.79       0.21
90.01-95                      70.30     99.64     85.49      29.24       0.00
95.01-100                     89.25     99.31     94.44      31.77       0.00
100.01+

Cash Out                      67.44     98.27     86.79      33.19      14.82
2-4 family                    41.44     90.66         -      18.54      21.32
Investment & 2nd home         52.80         -     71.61      26.85       9.96

CA                            38.28     97.05     84.68      66.17      39.58
NY                            47.25     96.51     67.16      19.01      19.66
MA                            56.66     97.28     57.99      10.91      22.13
GA                            63.27     93.73     93.36      24.85      25.69

Full Doc                     100.00     97.69     90.05      34.68      19.36
Stated Doc                        -     97.49     83.13      31.56      42.19
Lite Doc                          -     85.94     70.50      60.73      24.30

IO                            59.82     97.98     88.70     100.00      34.77
2nd lien                          -         -         -          -          -
Loans w/ silent 2nds          39.34     99.11     86.46      40.96     100.00

DTI:
LT 40                         62.96     96.77     88.85      33.08      25.31
40 - 45                       52.02     97.05     87.74      38.72      31.70
45 - 50                       54.62     97.64     87.32      33.54      28.98
50 - 55                       67.88     99.16     80.46      26.47      30.73
55+                           84.60     97.84     87.58      37.94      12.37

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.